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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2008

FORTISSIMO ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-52166	02-0762508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Hamelacha Street, Park Afek, Rosh Ha’ayin Israel	48091
(Address of Principal Executive Offices)	(Postal Code)

Registrant’s telephone number, including area code: (011) 972-3-915-7400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

STOCKHOLDERS OF FORTISSIMO ACQUISITION CORP. (“FORTISSIMO”) AND OTHER INTERESTED PERSONS ARE ADVISED TO READ FORTISSIMO’S DEFINITIVE PROXY STATEMENT AND PROXY STATEMENT SUPPLEMENT IN CONNECTION WITH FORTISSIMO’S SOLICITATION OF PROXIES FOR THE ANNUAL MEETING BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING ITS BUSINESS COMBINATION WITH PSYOP, INC. SUCH PERSONS CAN ALSO READ FORTISSIMO’S FINAL PROSPECTUS, DATED OCTOBER 11, 2006, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE FORTISSIMO OFFICERS AND DIRECTORS AND OF EARLYBIRDCAPITAL, INC., REPRESENTATIVE OF THE UNDERWRITERS OF FORTISSIMO’S INITIAL PUBLIC OFFERING, AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. STOCKHOLDERS MAY OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT AND THE PROXY STATEMENT SUPPLEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: FORTISSIMO ACQUISITION CORP., 14 HAMELACHA STREET, PARK AFEK, ROSH HA’AYIN ISRAEL 48091. THE DEFINITIVE PROXY STATEMENT AND THE PROXY STATEMENT SUPPLEMENT MAY ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 8.01 Other Events.

On September 23, 2008, Fortissimo Acquisition Corp. (“Fortissimo”) announced that the annual meeting of its stockholders to vote on the proposed merger with Psyop, Inc. and to vote on various other matters has been postponed from its originally scheduled date of September 24, 2008 to October 7, 2008 at 10:00am Eastern Time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, Fortissimo’s counsel, at 399 Park Avenue, 31st Floor, New York, New York 10022.

A copy of the press release concerning the postponement of the Annual Meeting is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press release of Fortissimo Acquisition Corp., dated September 23, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2008
FORTISSIMO ACQUISITION CORP.

By:	/s/ YUVAL COHEN
Name:	Yuval Cohen
Title:	President and Chief Executive Officer